OTHER NON-CURRENT LIABILITIES	12 Months Ended
Dec. 30, 2018
Subclassifications of assets, liabilities and equities [abstract]
OTHER NON-CURRENT LIABILITIES
OTHER NON-CURRENT LIABILITIES:

	December 30, 2018	December 31, 2017

Employee benefit obligation - Statutory severance and pre-notice	$22,075	$16,096
Employee benefit obligation - Defined contribution plan	3,498	3,216
Provisions	14,343	17,829
	$39,916	$37,141

(a) Statutory severance and pre-notice obligations:

	December 30, 2018	December 31, 2017

Obligation, beginning of fiscal year	$16,096	$14,579
Service cost	13,500	12,424
Interest cost	6,478	6,171
Actuarial loss(1)	1,694	64
Foreign exchange gain	(537)	(389)
Benefits paid	(15,156)	(16,753)
Obligation, end of fiscal year	$22,075	$16,096
(1) The actuarial loss is due to changes in the actuarial assumptions used to determine the statutory severance obligations.

Significant assumptions for the calculation of the statutory severance obligations included the use of a discount rate of between 10.0% and 10.5% (2017 - between 9.2% and 9.7%) and rates of compensation increases between 6.5% and 10.0% (2017 - between 8% and 10.0%). A 1% increase in the discount rates would result in a corresponding decrease in the statutory severance obligations of $4.1 million, and a 1% decrease in the discount rates would result in a corresponding increase in the statutory severance obligations of $5.0 million. A 1% increase in the rates of compensation increases used would result in a corresponding increase in the statutory severance obligations of $5.0 million, and a 1% decrease in the rates of compensation increases used would result in a corresponding decrease in the statutory severance obligations of $4.3 million.

The cumulative amount of actuarial losses recognized in other comprehensive income as at December 30, 2018 was $23.8 million (December 31, 2017 - $22.1 million) which have been reclassified to retained earnings in the period in which they were recognized.

(b) Defined contribution plan:

During fiscal 2018, defined contribution expenses were $6.2 million (2017 - $6.3 million).
12. OTHER NON-CURRENT LIABILITIES (continued):

(c) Provisions:

	Decommissioning
	and site	Lease exit
	restoration costs	costs	Total

Balance, December 31, 2017	$16,572	$1,257	$17,829
Provisions made during the fiscal year	—	3,509	3,509
Changes in estimates made during the fiscal year	(2,147)	—	(2,147)
Provisions utilized during the fiscal year	—	(147)	(147)
Accretion of interest	299	—	299
Other(1) (note 17)	(5,000)	—	(5,000)
Balance, December 30, 2018	$9,724	$4,619	$14,343

(1) Related to the reversal of an environmental liability for a U.S. distribution facility previously acquired through a business acquisition and sold in fiscal 2018.

Provisions include estimated future costs of decommissioning and site restoration for certain assets located at the Company’s textile and sock facilities for which the timing of settlement is uncertain, but has been estimated to be in excess of twenty years. The lease exit costs relate to a U.S. distribution center and an administrative office acquired in connection with a prior year business acquisition.